SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 21, 2004
                                                --------------------------------

Commission         Registrant, State of Incorporation,       I.R.S. Employer
File Number        Address and Telephone Number              Identification No.

1-3526             The Southern Company                      58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000
1-3164             Alabama Power Company                     63-0004250
                   (An Alabama Corporation)
                   600 North 18th Street
                   Birmingham, Alabama 35291
                   (205) 257-1000
1-6468             Georgia Power Company                     58-0257110
                   (A Georgia Corporation)
                   241 Ralph McGill Boulevard, N.E.
                   Atlanta, Georgia 30308
                   (404) 506-6526
0-2429             Gulf Power Company                        59-0276810
                   (A Maine Corporation)
                   One Energy Place
                   Pensacola, Florida 32520
                   (850) 444-6111
001-11229          Mississippi Power Company                 64-0205820
                   (A Mississippi Corporation)
                   2992 West Beach
                   Gulfport, Mississippi 39501
                   (228) 864-1211
1-5072             Savannah Electric and Power Company       58-0418070
                   (A Georgia Corporation)
                   600 East Bay Street
                   Savannah, Georgia 31401
                   (912) 644-7171
333-98553          Southern Power Company                    58-2598670
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

         The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On October 21, 2004, The Southern Company ("Southern Company") issued a press release regarding its earnings for the periods ended September 30, 2004. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three months and nine months ended September 30, 2004 is being furnished as Exhibits 99.02 through 99.06 to this Current Report on Form 8-K.

                       Use of Non-GAAP Financial Measures

         In the press release attached hereto as Exhibit 99.01, Southern Company, in addition to presenting its earnings information in conformity with accounting principles generally accepted in the U.S. ("GAAP"), has also provided non-GAAP earnings data for the nine months ended September 30, 2003 to exclude a one-time after-tax gain of $88 million related to the termination of all long-term wholesale power contracts with Dynegy, Inc. After adjusting for revenues that would have been recognized in 2003 had the contracts remained in place, the adjusted gain for 2003 was $83 million, or 11 cents per share. Including the impact of the Dynegy settlement, reported earnings for the nine months ended September 30, 2003 were $1.35 billion, or $1.86 per share. Southern Company believes that this non-GAAP financial measure is useful to investors because the item excluded is not indicative of Southern Company's continuing operating results and is excluded by Southern Company's management for planning and forecasting purposes. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.

                                    Exhibits

         The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

         The following exhibits relate to the periods ended September 30, 2004:

Exhibit 99.01         Press Release.

Exhibit 99.02         Financial Highlights.


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Exhibit 99.03         Significant Factors Impacting EPS.

Exhibit 99.04         Analysis of Consolidated Earnings.

Exhibit 99.05         Kilowatt Hour Sales.

Exhibit 99.06         Financial Overview.



                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 21, 2004            THE SOUTHERN COMPANY


                                      By    /s/W. Dean Hudson
                                              W. Dean Hudson
                                               Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY


                                      By    /s/Wayne Boston
                                             Wayne Boston
                                          Assistant Secretary